UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

ENTHEOS TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________

4)    Proposed maximum aggregate value of transaction:_________

5)    Total fee paid:_______________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:______________________________

2)    Form, Schedule or Registration Statement No.:_____________

3)    Filing Party:________________________________________

4)    Date Filed:_________________________________________

ENTHEOS TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Ave.

Vancouver, B.C. V6J 1G1

Telephone: 604-659-5005

June 21, 2004

Dear Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Entheos Technologies, Inc. The meeting will be held at 9:00 a.m., local time, on August 31, 2004, at Suite 216, 1628 West 1st Ave., Vancouver, B.C., V6J 1G1. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2003 Annual Report on Form 10-KSB for the year ended December 31, 2003.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2004, authorize a forward split of Entheos Technologies’ common stock, and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on June 18, 2004, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 216, 1628 West 1st Ave., Vancouver, B.C., V6J 1G1.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stanley Wong

Stanley Wong

President and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF ENTHEOS TECHNOLOGIES, INC. TO BE HELD AUGUST 31, 2004

To the Stockholders of Entheos Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Entheos Technologies, Inc., a Nevada corporation (the "Company"), will be held at Suite 216, 1628 West 1st Ave, Vancouver, B.C., on the 31st day of August, 2004, at 9:00 a.m. (local time) for the following purposes:

1.

To elect 3 directors to the Board of Directors to serve until the next Annual Meeting of  stockholders  or  until  their   respective successors are duly elected and have qualified;

2.

To ratify the appointment of Moore Stephens Ellis Foster Ltd., as the Company's independent auditor for the fiscal year ending December 31, 2004;

3.

To authorize a 6:1 forward split of Entheos Technologies’ common stock; and,

4.

To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on June 18, 2004. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed.

A copy of the Company's 2003 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stanley Wong

Stanley Wong

President and Director

Vancouver, BC,

June 21, 2004

ENTHEOS TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 31, 2004

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Entheos Technologies, Inc., a Nevada corporation (the "Company"), to be voted at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on August 31, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about July 19, 2004. The Company's Annual Report on Form 10-KSB (the "2003 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2003, is attached.

Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Harmel S. Rayat, Director, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out- of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the 2003 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on June 18, 2004 (the "Record Date"). On the Record Date, there were 16,104,187 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the  Annual  Meeting  in accordance  with the instructions  contained  in such  proxies  and, at the  discretion  of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director, the ratification of Moore Stephens Ellis Foster Ltd.  as the independent auditor, and the authorization for a forward split of the common stock.

A stockholder that intends to present a proposal at the 2004 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by August 17, 2004. The proposal must be mailed to the Company's offices at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

SUMMARY

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider (ASP) providing reliable, real time, high volume outsourced email services.  The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 16,104,187 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

The Company's 2003 Annual Report provides a review of our operations during the past year.

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

THE MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting of Entheos Technologies, Inc. is scheduled to be held on August 31, 2004, at 9:00 a.m. (local time) at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Record Date

Only holders of record of shares of Common Stock at the close of business on June 18, 2004, are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

Moore Stephens Ellis Foster Ltd.  has been  selected  by the Company to act as its independent  auditor for 2004.  It is not expected that the representatives of Moore Stephens Ellis Foster Ltd. will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD., AS THE COMPANY'S  INDEPENDENT  AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 ("PROPOSAL  2") AND TO AUTHORIZE A FORWARD SPLIT OF ENTHEOS TECHNOLOGIES’ COMMON STOCK (PROPOSAL 3).

PROPOSAL NO. 1:

ELECTION OF BOARD MEMBERS

Nominees

The Company's Board of Directors is currently comprised of three directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees

Name

Age

Position

Director/Officer Since

Stanley D. Wong

34

President and CEO

February 2003

Terri DuMoulin

37

Treasurer, Secretary  & Director

December 2002

Harmel S. Rayat

43

Director

March 1996

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, management, healthcare, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

The following narrative describes the positions held by the Company's current officers and directors.  During 2003, each board member attended at least 75% of the board meetings that were held while they were in office.

STANLEY D. WONG (Age 34). President, Chief Executive Officer and Director. Mr. Wong has had extensive experience in sales and marketing in the financial services sector. After graduating from Simon Fraser University with a Bachelors of Arts degree in 1996, Mr. Wong joined Vancouver City Savings Union as a Financial Services Officer, a position he held until 2001. Vancouver City Savings Union is Canada’s largest credit union, with C$7.5 billion in assets. Since 2001 to present, Mr. Wong has been with the Canadian Imperial Bank of Commerce as a Financial Advisor specializing in wealth management and financial planning.  Mr. Wong joined the Company as a director and its President and Chief Executive Officer on February 10, 2003.

TERRI  DuMOULIN (Age 37). Director, Secretary and Treasurer.  Ms. DuMoulin has had extensive experience in the investment field dealing with early stage companies. Between June 1995 and October 1996, she worked as a licensed investment advisor’s assistant at Canaccord Capital Corp., before taking on the duties of an office manager for a private management firm dealing with junior resource companies during October 1996 through November 1997.  During the period from November 1997 through August 2002, she worked as a licensed investment advisor and trader specializing in institutional and high net worth investor trading at several Canadian investment dealers, most recently with Golden Capital Securities Ltd. Since August 2002 to March 2003, Ms. DuMoulin has served as a director and secretary of Greystoke Venture Capital Inc., a private investment firm. Ms. DuMoulin also serves as President, CEO and Director of e.Deal.net, Inc.  Ms. DuMoulin has served as a Director of the Company since December 20th, 2002.

HARMEL S. RAYAT (Age 43). Director. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through January 2002,  Mr.  Rayat acted as an independent consultant advising small  corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of Enterprise Technologies, Inc, e.Deal,net, Inc. and HepaLife Technologies, Inc.  Mr. Rayat has served as a Director of the Company since March 18, 1996.

On October 23, 2003, Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a part-time employee of the Company, collectively the respondents, consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. Without admitting or denying the findings of the Securities and Exchange Commission related to the public relation and stock advertising activities of EquityAlert.com, Inc. and Innotech Corporation, the respondents agreed to cease and desist from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14. On August 8, 2000, Mr. Harmel S. Rayat and EquityAlert.com, Inc., without admitting or denying the allegations of the Securities and Exchange Commission that EquityAlert.com, Inc did not disclose certain compensation received by it in connection with stock advertisements and promotions, consented to the entry of a permanent injunction enjoining them from violating Section 17(b) of the Securities Act of 1933; in addition, each agreed to pay a civil penalty of $20,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Other than Mr. Harmel S. Rayat, the Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2003 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

Directors of the Company are a paid a stipend of $250 per month, plus $100 for each Directors’ meeting attended. The President of the Company, who is also a Director, receives a monthly stipend of $350, plus $100 for each Directors’ meeting attended. All Directors are reimbursed for any out-of-pocket meeting expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL NO. 2:

THE RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD.

AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Moore Stephens Ellis Foster Ltd. as independent auditors for the Company for the fiscal year ending December 31, 2004, subject to ratification of the selection by shareholders.  Moore Stephens Ellis Foster Ltd. has served as independent public accountants for the Company since January 12, 2004, prior to which the firm of Clancy and Co., P.L.L.C, served as the Company's independent public accountants from inception to January 12, 2004.

To the knowledge of the Company, at no time has Moore Stephens Ellis Foster Ltd. had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

During and for the year ended December 31, 2003, Moore Stephens Ellis Foster Ltd. provided the following audit, audit-related and other professional services for the Company.  The services were as follows:

-

the audit of the annual financial statements included in the Company’s Form 10-KSB;

-

Consultation in connection with various tax and accounting matters; and

-

Certain other professional services.

The cost of providing these services during and for the year ended December 31, 2003, by specified categories, were as follows:

Audit Fees:  $3,817  These fees covered the audit of the Company’s annual financial statements.

Financial Information Systems Design and Implementation Fees:    None

All Other Fees:  $0  These fees covered services principally involving internal audit support and income tax consulting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD.  AS THE COMPANY'S INDEPENDENT AUDITOR.

PROPOSAL NO. 3:

FORWARD STOCK SPLIT

The Board of Directors has unanimously adopted a resolution seeking stockholder approval to effect a 6:1 forward split of our issued and outstanding shares of common stock. The number of shares of common and preferred stock authorized and their respective par values will not change as a result of the proposed forward stock split.

Principal Purposes and Effects of the Stock Split

The  Board  of  Directors  anticipates that the increase in the number of outstanding  shares of common stock resulting from the stock split would place the  market  price of the Company's Common Stock in a range more attractive to the  financial  community and the investing public and may result in a broader market  for  the Company's common stock than that which currently exists.  The decreased  price  level  resulting  from  the  stock  split  may encourage and facilitate  trading in the Company's common Stock and possibly promote greater liquidity  for  the  Company's  stockholders.

If approved by stockholders, the stock split would increase  the number of issued and outstanding shares of  the  Company's common  stock by a factor of six.  Following the stock split and based on the number of  shares  outstanding as of the Record Date, the number of shares of the  Company's  outstanding common stock would increase to 96,625,122 shares.  The stock split would not change the equity interests of the stockholders in the  Company  and  would  not affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in  the  Company.

Since  the stock split would result in each stockholder's interest  being represented by a greater number of shares, it is possible that higher brokerage commission might be payable after the stock split upon a sale or  transfer of a stockholder's same relative interest in the Company's common stock  because  that  interest  would  be  represented  by a greater number of shares.

As  a  result  of  the stock split, the number of shares issuable under the Company's  2001 Stock Option Plan would be proportionately adjusted to  reflect  the  stock  split.  The exercise price of all outstanding options would  also  be  proportionately  adjusted  to  reflect  the  stock  split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF A 6:1 FORWARD SPLIT IN THE COMPANY’S COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 18, 2004, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

 14,782,948

91.7%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

 1,000,000

6.2%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Stanley Wong (3)

 5,000

0.03%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Terri DuMoulin (4)

 15,000

0.09%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

 15,802,948

98.02%

as a group (3 persons)

(1) Includes 9,648 shares held by Tajinder Chohan, Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 1,000,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

(3) Includes 5,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

(4) Includes 15,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

Voting Intentions of Certain Beneficial Owners and Management

The Company's directors and officers have advised that they will vote the 15,802,948 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement.  These shares represented 98% of the outstanding Common Stock of the Company as of June 18, 2004.

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2003 that exceeded $100,000.

Summary Compensation Table

   Securities

   Underlying

Name and

   Options

All Other

Principal Position               Year        Salary

Bonus        Other

   Granted

Compensation

Harmel S. Rayat (1)

2003

  $144,000

$0

$0

1,000,000

$0

Director

2002

  $187,333

$0

$0

     0

$0

2001

  $144,000

$0

$0

     0

$0

Stanley D. Wong

2003

  $0

$0

$3,600

   5,000

CEO, President,

2002

  $0

$0

$0

     0

$0

Director

2001

  $0

$0

$0

     0

$0

Terri DuMoulin,

2003

  $0

$0

$3,100

 15,000

$0

Secretary, Treasurer,

2002

  $0

$0

$0

     0

$0

Director

2001

  $0

$0

$0

     0

$0

Kesar S. Dhaliwal (2)

2003

  $104,805

$0

$50,000(3)

170,000

$0

Former CEO, President,

2002

  $127,520

$0

$0

         0

$0

Director

2001

  $127,520

$0

$0

         0

$0

(1) During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 (2002 - $0) was included in accounts payable.

(2)  Resigned as CEO, President and Director on February 10, 2003.

(3)  The Company’s Board of Directors agreed to severance pay in the amount of $50,000.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2003 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

   Expiration

Name

Options

in 2003

   Price ($/sh)

   Date

Stanley Wong

5,000

0.33

$0.51

February 11, 2013

Harmel Rayat

1,000,000

66.4

$0.06

February 11, 2013

Terri DuMoulin

15,000

1.00

$0.06

February 11, 2013

Kesar Dhaliwal*

170,000

11.3

$0.06

February 11, 2013

* Resigned as CEO, President and Director on February 10, 2003

Aggregated Option Exercises during Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised

Value of Unexercised In-the-money

Options on December 31, 2003

Options on December 31, 2003

Name

    Exercisable

    Unexercisable

Exercisable

      Unexercisable

Stanley Wong

5,000

0

       $1,700

$0

Harmel Rayat

333,333

666,667

       $113,333

$226,667

Terri DuMoulin

5,000

10,000

       $1,700

$3,400

Related Transactions

Officer Loans:  Officer loans at December 31, 2002 represent a loan in the amount of $40,000 dated September 10, 2001, to the former President of the Company, plus $3,267 of accrued interest, both principle and interest are due at maturity, which is September 10, 2003. The Company settled the loan balance with the severance pay to this individual of $50,000 in a non-cash transaction, with the balance of $6,733 paid on December 30, 2003.

Marketable Equity Securities:  Marketable equity securities at December 31, 2003, represents the fair market value of 600,625 shares of common stock of e.Deal.net, Inc., a public Company that trades on the OTC Bulletin Board.  At December 31, 2003, the fair marked value was $192,168 and an unrealized gain of $144,118 was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date, which was $0.32 per share.

On August 7, 2002, the Company agreed to accept 600,625 shares of restricted common stock from e.Deal.net in lieu of the cash payment of $48,050 due from e.Deal.net for web development and web hosting services rendered by the Company. The number of e.Deal.net shares issued to satisfy its debt to the Company was calculated based on the most recent quoted market closing price of e.Deal.net’s common stock ($0.08 per share) at the settlement date.  A director and majority stockholder of the Company is also the Director, Secretary and Treasurer of e.Deal.net.

Management and Consulting Fees:  During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 was included in accounts payable.

Revenues:  Substantially all (98%) of the Company’s revenues for 2002 were derived from entities (e.Deal.net, Inc. and Innotech Corporation) whose director and majority shareholder is also the Company’s majority shareholder and director. During the fourth quarter of 2002, the Company wrote off $459,798 in accounts receivable representing amounts due from Innotech, which no longer has the ability to repay.

The Company did not generate any revenue in 2003.

Property:  The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, are owned by a privately held corporation controlled by director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

Co-Location Services: Between March 2003 and September, 2003, the Company paid a fee $1,000 per month for co-location services to an entity controlled by the Company’s former President and CEO.

Employment Contracts

The Company does not have any employment contracts with any of its officers or employees.

COPIES OF FORM 10-KSB

The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Stanley Wong, a Director of the Company, at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

ENTHEOS TECHNOLOGIES, INC.

216 – 1628 West 1st Avenue

Vancouver, B.C.  V6J 1G1

PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of Entheos Technologies, Inc.

The undersigned, a stockholder of Entheos Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Stanley D. Wong and Ms. Terri DuMoulin the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

FOR       AGAINST    ABSTENTION

ITEM 1.

To elect directors to serve until the next annual

meeting of stockholders or until their successors

are elected and have qualified.

Mr. Stanley D. Wong

[       ]          [      ]

[       ]

Ms. Terri DuMoulin

[       ]          [      ]

[       ]

Mr. Harmel S. Rayat

[       ]          [      ]

[       ]

ITEM 2.

To ratify the appointment of Moore

 Stephens

[       ]          [      ]

[       ]

Ellis Foster for the fiscal year ending

December 31, 2004

ITEM 3.

To authorize a 6:1 forward split of Entheos

[       ]          [      ]

[       ]

ITEM 4.

To transact any such other business as may

[       ]          [      ]

[       ]

properly come before the meeting or an

adjournment (s) therefore.

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________

   SIGNATURE:_____________________________

NO. OF SHARES:_______________________

   PRINT NAME:____________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

X    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES    EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2003.

OR

      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____________________    to   _____________________

 Commission File Number 000-30156

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	98-0170247
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

216 – 1628 West 1st Avenue,

Vancouver, B.C., V6J 1G1,

TEL: (604) 659-5005

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common Stock, $.001 par value per share	OTC Bulletin Board

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing for the past 90 days. Yes [X] No [_]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB [X]

Revenues for last fiscal year were $0.00

Aggregate market value of Common Stock, $0.00001 par value, held by non-affiliates of the registrant as of March 26, 2004: $449,221. Number of shares of Common Stock, $0.00001 par value, outstanding as of March 26, 2004: 16,104,187.

Transitional Small Business Disclosure Format:  Yes [   ] No [X]

TABLE OF CONTENTS

ENTHEOS TECHNOLOGIES, INC.

ANNUAL REPORT ON FORM 10-KSB

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

PART I

PAGE

Item 1.   Description of Business

3

Item 2.   Description of Property

6

Item 3.   Legal Proceedings

6

Item 4.   Submissions of Matters to a Vote of Security Holders

7

PART II

Item 5.    Market for Common Equity and Related Stockholder Matters

7

Item 6.    Management's Discussion and Analysis or Plan of Operations

8

Item 7.    Financial Statements

11

Item 8.    Changes in and Disagreements with Accountants on Accounting and

 Financial Disclosure

26

Item 8a

Controls and Procedures

26

PART III

Item 9.    Directors, Executive Officers, Promoters and Control Persons;

 Compliance with Section 16(a) of the Exchange Act

26

Item 10.

 Executive Compensation

26

Item 11.

 Security Ownership of Certain Beneficial Owners and Management

27

Item 12.  Certain Relationships and Related Transactions

28

Item 13.  Exhibits and Reports on Form 8-K

28

Item 14.  Principal Accountant Fees and Services

30

 Signatures

31

 Certifications

33

 Exhibits

34

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

The  information  in  this Annual Report on Form 10-KSB contains forward-looking statements  within  the meaning of Section 27A of the Securities Act of 1933, as amended,  and  Section  21E  of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Company’s capital needs, business plans and expectations. Factors that could cause differences include those discussed below in "Risk Factors", as well as those discussed elsewhere herein and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. The Company undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise, unless required by law.

Any statements contained herein that are not statements of  historical  facts  may  be  deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will",  "should",  "expect",  "plan",  "intend",  "anticipate",  "believe", "estimate",  "predict", "potential" or "continue", the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating  these statements, you should consider various factors, including the risks  outlined  below, and, from time to time, in other reports the Company files with  the  SEC.  These factors may cause the Company’s actual results to differ materially  from  any  forward-looking  statement.  The information constitutes forward-looking statements  within the meaning of the Private  Securities  Litigation  Reform Act of 1995.  Given these uncertainties, readers  are  cautioned  not  to  place  undue  reliance on such forward-looking statements.

The Company

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., operates as an Application Service Provider (ASP) providing reliable, real time, high volume outsourced email services.  The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 16,104,187 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Employees

At December 31, 2003, the Company employed 0 full-time and 3 part-time persons. To the best of the Company’s knowledge, none of the Company’s officers or directors is bound by restrictive covenants from prior employers. None of the Company’s employees are represented by labor unions or other collective bargaining groups. We consider relations with our employees to be good. We plan to retain and utilize the services of outside consultants as the need arises.

Risk Factors of the Business

We have sought to identify what we believe to be the most significant risks to our business.  However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely  affect us.

Lack of Operating History

Our business is subject to the risks inherent in the establishment of a new business. Specifically, in formulating our business plan, we have relied on the judgment of our officers, directors and consultants but have not conducted any formal independent market studies concerning the demand for our services.

We have had limited revenues since inception, however we had revenues of $0 and $919,418 for the years ended December 31, 2003 and 2002, respectively. We have not been profitable, experiencing an accumulated deficit of $3,505,184 through December 31, 2003.  Even if we become profitable in the future, we cannot accurately predict the level of, or our ability to sustain profitability. Because we have not yet been profitable and cannot predict any level of future profitability, you bear the risk of a complete loss of your investment in the event our business plan is unsuccessful.

The Company's ability to generate revenues and to achieve profitability and positive cash flow has depended on the successful commercialization of our ASP service, which has had limited success so far. Even if we eventually generate enough revenues from the sale of our services, we expect to incur significant operating losses over the next several years due to intense competition, a dearth of high volume email clients and low priced email software packages.

Intense Competition

The market for our services is intensely competitive, constantly evolving and subject to rapid technological change. We expect the intensity of competition to increase in the future. Increased competition may result in price reductions, changes in our pricing model, reduced gross margins and loss of market share, any one of which could materially damage our business. Many of our competitors have more resources and broader and deeper customer access than we do. In addition, many of these competitors have or can readily obtain extensive knowledge of our industry. Our competitors may be able to respond more quickly than we can to new technologies or changes in Internet user preferences and devote greater resources than we can to the development, promotion and sale of their services. We may not be able to maintain our competitive position against current and future competitors, especially those with significantly greater resources.

Dependence On Key Personnel

We depend on the continued service of our key technical, sales and senior management personnel and the loss of one or more of these individuals could cause us to incur increased operating expenses and divert other senior management time in searching for their replacements. We do not have employment agreements with any employee, nor do we maintain any key person life insurance policies for any of our key employees. The loss of any of our key technical, sales or senior management personnel could harm our business. In addition, we must attract, retain and motivate highly skilled employees. We face significant competition for individuals with the skills required to develop, market and support our services. We may not be able to recruit and retain sufficient numbers of highly skilled employees, and as a result our business could suffer.

Inability to Obtain Funding

We may not be able to obtain additional funding when needed, which could limit future expansion and marketing opportunities and result in lower than anticipated revenues. We may require additional financing to further develop our business and to pursue other technology-based business opportunities. If the market price of the common stock declines, some potential financiers may either refuse to offer us any financing or will offer financing at unacceptable rates or unfavorable terms. If we are unable to obtain financing on favorable terms, or at all, this unavailability could prevent us from expanding our business, which could materially impact our future potential revenues.

Continued Control by Management.

You may lack an effective vote on corporate matters and management may be able to act contrary to your objectives. As of March 26, 2004, our officers and board members own 14,782,948 of the 16,104,187 outstanding common stock, excluding stock options. If management votes together, it could influence the outcome of corporate actions requiring shareholder approval, including the election of directors, mergers and asset sales. As a result, new stockholders may lack an effective vote with respect to the election of directors and other corporate matters. Therefore, it is possible that management may take actions with respect to its ownership interest, which may not be consistent with your objectives or desires.

Adverse Effect From Future Sale of Stock

Future sales of large amounts of our common stock by existing stockholders pursuant to Rule 144 under the Securities Act of 1933, or following the exercise of outstanding options, could adversely affect the market price of our common stock. Substantially all of the outstanding shares of our common stock are freely tradable, without restriction or registration under the Securities Act, other than the sales volume reporting and transaction restrictions of Rule 144 applicable to shares held beneficially by persons who may be deemed to be affiliates. Our directors and executive officers and their family members are not under lockup letters or other forms of restriction on the sale of their common stock. The issuance of any or all of these additional shares upon exercise of options or warrants will dilute the voting power of our current stockholders on corporate matters and, as a result, may cause the market price of our common stock to decrease. Further, sales of a large number of shares of common stock in the public market could adversely affect the market price of the common stock and could materially impair our future ability to generate funds through sales of common stock or other equity securities.

We are considered a penny stock.

The Company's stock differs from many stocks, in that it is a "penny stock." The Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks."  These rules include, but are not limited to, Rules 3a5l-l, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6 and 15g-7 under the Securities and Exchange Act of 1934, as amended.

Because our securities probably constitute "penny stock" within the meaning of the rules, the rules would apply to us and our securities. The rules may further affect the ability of owners of our stock to sell their securities in any market that may develop for them.  There may be a limited market for penny stocks, due to the regulatory burdens on broker-dealers.  The market among dealers may not be active. Investors in penny stock often are unable to sell stock back to the dealer that sold them the stock.  The mark-ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value.  Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. These patterns include:

*

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

*

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

*

"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

*

Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

*

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Furthermore, the "penny stock" designation may adversely affect the development of any public market for the Company's shares of common stock or, if such a market develops, its continuation.  Broker-dealers are required to personally determine whether an investment in "penny stock" is suitable for customers.

Penny stocks are  securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation  system  (NASDAQ-listed stocks must still meet  requirement  (i)  above);  or (iv) of an issuer with net tangible  assets  less than  $2,000,000  (if the issuer  has been in  continuous operation  for at least three years) or $5,000,000  (if in continuous  operation for less  than  three  years),  or with  average  annual  revenues  of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act, and Rule 15g-2 of the Commission require broker-dealers dealing in penny stocks to provide potential investors with a document  disclosing  the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the  investor's  account.  Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Rule 15g-9 of the  Commission  requires  broker-dealers  in penny stocks to approve the  account of any  investor  for  transactions  in such stocks  before selling  any  penny  stock  to  that investor.   This  procedure  requires  the broker-dealer to (i) obtain from the investor information concerning his or her financial  situation,  investment  experience  and investment  objectives;  (ii) reasonably  determine,  based on that  information,  that  transactions in penny stocks are  suitable for the  investor  and that the  investor  has  sufficient knowledge and experience as to be reasonably  capable of evaluating the risks of penny stock  transactions;  (iii) provide the investor with a written  statement setting forth the basis on which the  broker-dealer  made the determination  in (ii) above;  and (iv) receive a signed and dated copy of such statement from the investor,  confirming  that it  accurately  reflects  the  investor's  financial situation,  investment experience and investment  objectives.  Compliance with these requirements may make it more difficult for the Company's stockholders to resell their shares to third parties or to otherwise dispose of them.

Potential Fluctuations in Quarterly Results

Significant variations in our quarterly operating results may adversely affect the market price of our common stock.  Our operating results have varied on a quarterly basis during our limited operating history, and we expect to experience significant fluctuations in future quarterly operating results. These fluctuations have been and may in the future be caused by numerous factors, many of which are outside of our control. We believe that period-to-period comparisons of our results of operations will not necessarily be meaningful and that you should not rely upon them as an indication of future performance. Also, it is likely that our operating results could be below the expectations of public market analysts and investors. This could adversely affect the market price of our common stock.

Intellectual Property

The Company relies on a combination of trademark, copyright law, trade secret protection, confidentiality agreements and other contractual arrangements with employees, vendors and others to protect its rights to intellectual property. Theses measures, however, may be inadequate to deter misappropriation of proprietary information.  Failure to adequately protect its intellectual property could harm the Company's brand, devalue its proprietary content and affect the Company's ability to compete effectively.

Independent Directors.

We cannot guarantee our Board of Directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, our executive officers, who are also principal stockholders and directors, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Company and its stockholders generally and the controlling officers, stockholders or directors.

Environmental Matters

The Company believes it conducts its business in compliance with all environmental laws presently applicable to its facilities.  To date, there have been no expenses incurred by the Company related to environmental issues.

Government Regulation

The Company is not subject to any direct governmental regulation other than the securities laws and regulations applicable to all publicly owned companies, and laws and regulations applicable to businesses generally.

ITEM 2.  DESCRIPTION OF PROPERTY

The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, BC, V6J 1G1, are owned by a privately held corporation controlled by a Director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not party to any current legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of the security holders in the fourth quarter of 2003. It is our intention to schedule a shareholder’s meeting to elect directors and transact any additional business in the second or third quarter of 2004.

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is listed on the OTC Bulletin Board under the symbol "ETHO". The following table sets forth the high and low sale prices for the periods indicated:

High

Low

First Quarter 2002

$  0.15

$  0.10

Second Quarter 2002

$  0.11

$  0.05

Third Quarter 2002

$  0.06

$  0.05

Fourth Quarter 2002

$  0.09

$  0.02

First Quarter 2003

$  0.90

$  0.15

Second Quarter 2003

$  0.90

$  0.25

Third Quarter 2003

$  0.75

$  0.25

Fourth Quarter 2003

$  0.75

$  0.30

January 1, 2004-March 25, 2004

$  0.34

$  0.34

As of February 25, 2004, there were approximately 309 stockholders of record of the Company's Common Stock.

Dividend Policy

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that we will pay any dividends in the foreseeable future. We intend to use any earnings, which may be generated, to finance the growth of our businesses. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

Number of securities

remaining available for

Number of Securities to be

Weighted-average exercise

future issuance under

issued upon exercise of

price of outstanding

equity compensation plans

outstanding options,

options, warrants and

(excluding securities

warrants and rights

rights

reflected in column (a))

Plan Category

(a)

(b)

(c)

____________________________________________________________________________________________________________

Equity compensation plans

approved by security holders

1,505,000

$0.06

18,495,000

Equity compensation plans not

approved by security holders

____________________________________________________________________________________________________________

Total

1,505,000

$0.06

18,495,000

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included in Item 7 of this Form 10-KSB. Except for the historical information contained herein, the discussion in this Annual Report on Form 10-KSB contains certain forward-looking statements that involve risk and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions as of the date of this filing. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this document. The Company's actual results could differ materially from those discussed here. Factors that could cause differences include those discussed in "Risk Factors", as well as discussed elsewhere herein.

Overview

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider (ASP) providing reliable, real time, high volume outsourced email services.  The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 16,104,187 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Results of Operations

Revenues:  The Company generated revenues of $0 for the year ended December 31, 2003, versus $919,418 for the year ended December 31, 2002.  Two of Entheos’ customers each accounted for more than 10% of its revenues, both of which are represented by the same director as Entheos.  Approximately 98% of Entheos’ revenues were derived (i) Innotech Corporation (“Innotech”) for emailing services and (ii) e.deal.net, Inc. (“edeal”) for web development and hosting services.  Until the first quarter of 2002, all of Entheos’ revenues were derived from Innotech for emailing services.  The significant decrease in revenues was due to the loss of the Company’s principal client, EquityAlert.com, Inc., a subsidiary of Innotech Corporation, which ceased operation during October 2002. The Company and Innotech Corporation have a common Director and majority shareholder.

Cost of Revenues:  The Company incurred $0 in cost of revenues for the year ended December 31, 2003, versus $226,354 in cost of revenues for the year ended December 30, 2002.  The decrease in costs of revenues is a result of significantly lower operating and personnel costs that contributed to the initial ongoing costs of developing and maintaining the Company’s operations.

General and Administrative Expenses:  During 2003, the Company incurred $705,032 in general and administrative expenses, a decrease of 27% over 2002 expenses of $970,989.  The decrease is primarily attributable to a bad debt expense of $459,798 that was written off in 2002, versus $0 in 2003, due to non-payment of services rendered by the Company’s largest client, Equityalert.com, a subsidiary of Innotech Corporation. The Company and Innotech Corporation have a common Director and majority shareholder.

Interest Income:  Interest income was $5,823 and $16,042 for the years ended December 31, 2003, and 2002, respectively. Interest earned in the future will be dependent on Company funding cycles and prevailing interest rates.

Provision for Income Taxes:  As of December 31, 2003, the Company's accumulated deficit was $3,505,184, and as a result, there has been no provision for income taxes to date.

Preferred Stock Deemed Dividends:  Preferred stock deemed dividends were $0 for the years ended December 31, 2003 and 2002, respectively.

Net Loss:  For the year ended December 31, 2003, the Company recorded a net loss of $699,823, an increase of 167%, compared to a net loss of $262,401 for the same period in 2002. This increase in net loss is a result a significant decrease in revenues due to the loss of the Company’s principal client, EquityAlert.com, Inc., a subsidiary of Innotech Corporation, which ceased operation during 2002.

Liquidity and Capital Resources

At December 31, 2003, the Company had a cash balance of $292,191, compared to a cash balance of $846,360 at December 31, 2002.

During 2003, the Company used $538,206 of net cash from operating activities, as compared to net cash flows provided by operating activities of $131,131 in 2002, primarily due to a decrease in accounts receivable and increases in accounts payable and accrued expenses.

Net cash flows used in investing activities was $6,919 for 2003, compared to $107,623 for 2002, resulting from lower equipment purchases during the periods presented.

Plan of Operation

The Company’s principal source of liquidity is cash in bank, which we anticipate will be sufficient to fund our operations for the next twelve months.  The Company's future funding requirements will depend on numerous factors, including the time and investment required to source out and invest in promising technology-based ventures, to recruit and train qualified management personnel and the Company's ability to compete against other, better capitalized corporations in similar businesses.

Due to the "start up" nature of the Company's businesses, the Company expects to incur losses as it expands. The Company expects to raise additional funds through private or public equity investment in order to expand the range and scope of its business operations. The Company will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. See "Risk Factors" for additional details.

Related Party Transactions

Officer Loans:  Officer loans at December 31, 2002 represent a loan in the amount of $40,000 dated September 10, 2001, to the former President of the Company, plus $3,267 of accrued interest, both principle and interest are due at maturity, which is September 10, 2003. The Company settled the loan balance with the severance pay to this individual of $50,000 in a non-cash transaction, with the balance of $6,733 paid on December 30, 2003.

Marketable Equity Securities:  Marketable equity securities at December 31, 2003, represents the fair market value of 600,625 shares of common stock of eDeal.net, Inc., a public Company that trades on the OTC Bulletin Board.  At December 31, 2003, the fair marked value was $192,168 and an unrealized gain of $144,118 was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date, which was $0.32 per share.

On August 7, 2002, the Company agreed to accept 600,625 shares of restricted common stock from eDeal.net in lieu of the cash payment of $48,050 due from eDeal.net for web development and web hosting services rendered by the Company. The number of eDeal.net shares issued to satisfy its debt to the Company was calculated based on the most recent quoted market closing price of eDeal.net’s common stock ($0.08 per share) at the settlement date.  A director and majority stockholder of the Company is also the Director, Secretary and Treasurer of eDeal.net.

Management and Consulting Fees: During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 was included in accounts payable.

Revenues:  Substantially all (98%) of the Company’s revenues for 2002 were derived from entities (eDeal.net, Inc. and Innotech Corporation) whose director and majority shareholder is also the Company’s majority shareholder and director. During the fourth quarter of 2002, the Company wrote off $459,798 in accounts receivable representing amounts due from Innotech, which no longer has the ability to repay.

The Company did not generate any revenue in 2003.

Property:  The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, are owned by a privately held corporation controlled by director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

Co-Location Services: Between March 2003 and September, 2003, the Company paid a fee $1,000 per month for co-location services to an entity controlled by the Company’s former President and CEO.

Going Concern

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth.  The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.   The Company expects to incur losses from its businesses and will require additional funding during 2005.  The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

ITEM 7.

FINANCIAL STATEMENTS

Index to Financial Statements

Independent Auditors’ Report from Moore Stephens Ellis Foster

21

Independent Auditors’ Report from Clancy and Co., PLLC

22

Balance Sheet as of December 31, 2003

23

Statements of Changes in Stockholders’ Equity for the period from inception to December 31, 2003

24

Statements of Operations for years ended December 31, 2003 and 2001, and for the period from inception to December 31, 2002

25

Statements of Cash Flows for the years ended December 31, 2003 and 2002,

and for the period from inception to December 31, 2002

26

Notes to the Financial Statements

27-33

MOORE STEPHENS ELLIS FOSTER LTD.

CHARTERED ACCOUNTANTS

1650 West 1st Avenue

Vancouver, BC  Canada   V6J 1G1

Telephone:  (604) 734-1112  Facsimile: (604) 714-5916

Website:  www.ellisfoster.com

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

ENTHEOS TECHNOLOGIES, INC.

We have audited the consolidated balance sheet of Entheos Technologies, Inc (“the Company”) as at December 31, 2003 and the related consolidated statements of stockholders’ equity, operations and deficit and cash flows for the year ended December 31, 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has incurred significant recurring net losses resulting in a substantial accumulated deficit, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding the matters that raise substantial doubt about the Company’s ability to continue as a going concern are also disclosed in Note 1 to the financial statements.  The ability to meet its future financing requirements and the success of future operations cannot be determined at this time.  These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada

”MOORE STEPHENS ELLIS FOSTER LTD.”

March 17, 2004

Chartered Accountants

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Entheos Technologies, Inc.

We have audited the accompanying consolidated statement of operations, changes in stockholders’ equity, and cash flows for the year ended December 31, 2002, of Entheos Technologies Inc. (a Nevada Corporation) (the Company) and Subsidiaries. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of Entheos Technologies, Inc. and Subsidiaries for the year ended December 31, 2002, in conformity with generally accepted accounting principles in the United States of America.

Clancy and Co., P.L.L.C.

Phoenix, Arizona

February 20, 2003

ENTHEOS TECHNOLOGIES, INC.
& SUBSIDIARIES

Consolidated Balance Sheets
December 31, 2003
(Expressed in U.S. Dollars)
2003

ASSETS
Current assets
Cash	$292,191
Security deposits	-
Total current assets	292,191
Equipment, net	28,788
Other assets
Loan receivable - related party	-
Marketable equity securities - related party	192,168
Total other assets	192,168

Total assets	$513,147

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$35,131
Accrued expenses - related party	-
Capital lease obligation	-
Total current liabilities	35,131
Long-term liabilities
Capital lease obligation	-
Total liabilities	35,131
Commitments and contingencies
Stockholders' Equity
Preferred stock (authorized: 10,000,000 shares):
$0.0001 par value
Issued and outstanding: nil	-
Common stock: $0.00001 par value; authorized: 200,000,000
Issued and outstanding: 16,104,187 (2002 - 16,104,187)	161
Additional paid-in capital	3,838,921
Accumulated deficit	(3,505,184)
Accumulated other comprehensive income	144,118
Total stockholders' equity	478,016

Total liabilities and stockholders' equity	$513,147

The accompanying notes are an integral part of these financial statements.

ENTHEOS TECHNOLOGIES, INC.
& SUBSIDIARIES

Consolidated Statements of Stockholders' Equity
(Expressed in U.S. Dollars)
					Compre-	Accumulated	Total
			Additional	Accumulated	hensive	other	stock
	Common shares		paid-in	earnings	income	comprehensive	holders'
	Shares	Amount	capital	(deficit)	(loss)	income	equity

Balance, December 31, 2001	1,970,887	$20	$3,556,396	$(2,542,960)	$-	$-	$1,013,456

Conversion of debt to equity	14,133,300	141	282,525	-		-	282,666

Components of comprehensive income (loss)
- Unrealized gains on
marketable equity securities	-	-	-	-	12,013	12,013	12,013
- Loss, year ended December 31, 2002	-	-	-	(262,401)	(262,401)	-	(262,401)

Total comprehensive (loss)					$(250,388)

Balance, December 31, 2002	16,104,187	161	3,838,921	(2,805,361)		12,013	1,045,734

Components of comprehensive income (loss)
- Unrealized gains on
marketable equity securities	-	-	-	-	132,105	132,105	132,105
- Loss, year ended December 31, 2003	-	-	-	(699,823)	(699,823)	-	(699,823)

Total comprehensive (loss)					$(567,718)

Balance, December 31, 2003	16,104,187	$161	$3,838,921	$(3,505,184)		$144,118	$478,016

The accompanying notes are an integral part of these financial statements.

ENTHEOS TECHNOLOGIES, INC.
& SUBSIDIARIES

Consolidated Statements of Operations and Deficit
(Expressed in U.S. Dollars)
	2003	2002

Revenue	$-	$919,418

Cost of revenue	-	226,354

Gross margin	-	693,064

General and administrative expenses
Bad debt expenses	-	459,798
Depreciation	125,319	125,320
Management and consulting fees
- related party	150,700	187,333
Officer wages	218,815	113,760
Other operating expenses	157,933	84,778
Travel and entertainment	52,265	-

Total general and administrative expenses	705,032	970,989

Operating loss	(705,032)	(277,925)

Other income (expense)
Interest income	5,823	16,042
Interest expense	(614)	(518)

Total other income	5,209	15,524

Loss before income taxes	(699,823)	(262,401)

Income taxes (Note 6)	-	-

Net loss	$(699,823)	$(262,401)

(Loss) per share
- basic and diluted	$(0.04)	$(0.10)

Basic weighted average number
of common stocks outstanding
- basic and diluted	16,104,187	2,667,872

The accompanying notes are an integral part of these financial statements.

ENTHEOS TECHNOLOGIES, INC.
& SUBSIDIARIES

Consolidated Statements of Cash Flows
(Expressed in U.S. Dollars)
	2003	2002

Cash flows from (used in) operating activities
Net (loss) for the year	$(699,823)	$(262,401)
Adjustments to reconcile net income (loss)
to net cash used in operating activities:
- depreciation	125,319	125,320
- writeoff of capital lease vehicle	14,904	-
- revenue recognized for services rendered	-	(48,050)
Changes in assets and liabilities:
- decrease (increase) in accounts receivable	-	152,008
- decrease (increase) in prepaid expenses	-	2,721
- increase in security deposits	9,290	(867)
- increase in accrued interest receivable	-	(2,500)
- increase (decrease) in accounts payable
- related party	-	94,000
- increase in accrued expenses - related party	-	50,000
- increase in accounts payable	12,104	20,900
Net cash provided by (used in) operating activities	(538,206)	131,131

Cash flows used in investing activities
Advances to officer loan	(6,733)	-
Purchase of equipment	(186)	(107,623)

Net cash used in investing activities	(6,919)	(107,623)

Cash flows used in financing activities
Principal payments on capital lease
obligations	(9,044)	(3,751)

Net cash flows used in financing activities	(9,044)	(3,751)

Increase (decrease) in cash and
cash equivalents	(554,169)	19,757

Cash and cash equivalents,
beginning of year	846,360	826,603

Cash and cash equivalents, end of year	$292,191	$846,360

Supplemental non-cash operating activities:
Settlement of officer loan with
offsetting payable	$43,267	$-
Equipment acquired under capital lease	$-	$28,251
Accounts receivable settle with marketable
equity securities in related party	$-	$48,050
Debt settled for common stock	$-	$282,666

The accompanying notes are an integral part of these financial statements.

ENTHEOS TECHNOLOGIES, INC.

& SUBSIDIARIES

Notes to Consolidated Financial Statements

Years Ended December 31, 2003 and 2002

(Expressed in U.S. Dollars)

1.

Organization and Nature of Operations

Entheos Technologies, Inc. (the Company) is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock and 10,000,000 shares of $0.0001 par value preferred stock.

The Company, through its wholly-owned subsidiary Email Solutions, Inc., served as an Application Service Provider (ASP) providing reliable, real time, high volume outsourced email services. In 2002, the Company operated on a limited basis. There was no revenue generated in 2003.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit.  In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations.

To meet these objectives, the Company plans to seek additional equity and expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. Management believes that actions presently taken to revise the Company’s operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company’s ability to achieve these objectives cannot be determined at this time.

2.

Significant Accounting Policies

(a)

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.

(b)

Principles of Consolidation

The consolidated financial statements include the accounts of Entheos Technologies, Inc. (a Nevada corporation) and its wholly owned subsidiaries, Email Solutions, Inc. (a Nevada corporation) and Entheos Technologies, Corp (an Ontario, Canada corporation). There are no assets and liabilities in the wholly owned subsidiaries.

(c)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

(d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company did not have any cash equivalents for the years ended December 31, 2003.

(e)

Concentration of Credit Risk

The Company maintains U.S. dollar cash balances in Canadian banks that are not insured. Approximately 98% of the Company’s revenues for 2002 were derived from related entities, all of which are controlled by the majority stockholder and director of this Company.

(f)

Equipment and Depreciation

Equipment is stated at cost and are depreciated under the straight-line method over their estimated useful life.  Repairs and maintenance are charged to operations as incurred.

(g)

Marketable Equity Securities

During the quarter ended September 30, 2002, the Company adopted Statement of Financial Accounting Standards No. (“SFAS”) 115, “Accounting for Certain Investments in Debt and Equity Securities.”  Marketable equity securities consist of Rule 144 restricted common stock and are stated at market value as determined by the most recently traded price at the balance sheet date.  All marketable equity securities in these financial statements are defined as available-for-sale securities under the provisions of SFAS No. 115, and are recorded at fair value, with the change in fair value (unrealized gains or losses) during the period excluded from earnings and recorded net of tax as a component of other comprehensive income. Investments available for current operations are classified in the consolidated balance sheet as current assets; investments held for long-term purposes are classified as nonc-urrent assets.

(h)

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with the  guidance established in Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

(i)

Accounting for Derivative Instruments and Hedging Activities

The Company adopted Statement of Financial Accounting Standards Board No. 133 (SFAS 133), Accounting for Derivative Instruments and Hedging Activities,  which requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value.  If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.  For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

The Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes.  The option of this pronouncement does not have an impact on the Company’s consolidated financial statements.

(j)

Intangible Assets

On January 1, 2002, the Company adopted the Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets”, which requires that goodwill and intangible assets with indefinite life are not amortized but rather tested at least annually for impairment.  Intangible assets with a definite life are required to be amortized over its useful life or its estimated useful life.

As at December 31, 2003, the Company did not have any goodwill or intangible assets with indefinite or definite life.

(k)

Revenues and Accounts Receivables

The Company follows guidance on revenue recognition as described in United States Securities and Exchange Commission (“SEC”) Staff Topic 13, which includes interpretative guidance issued in Staff Accounting Bulletin No. 101 (SAB 101”), Revenue Recognition in Financial Statements, issued by the staff of the SEC in December 1999 and SAB No. 104, Revenue Recognition, issued by the staff of the SEC in December 2003, and the guidance set forth in the consensus reach by the Emerging Issues Task Force (EITF”) on Issue 00-21 Revenue Arrangements with Multiple Deliverables, which affect revenue arrangements entered into in fiscal period beginning after June 15, 2003.  The adoption of EITF 00-21 does not have a material impact on the Company’s financial position or results of operations.

Revenues are derived from providing emailing services and are recognized when the services are performed.  The Company reviews a customer’s credit history before extending credit. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, the Company determines whether or not to write off the balance. The Company uses the direct write-off method for receivables and during the year ended December 31, 2002, wrote off $459,798 in accounts receivable representing amounts due from a related entity, which no longer had the ability to repay. See Note 4.

(l)

Advertising Costs

Advertising costs are expensed as incurred. The Company did not have any advertising costs for 2003 and 2002.

(m)

Cost Recognition

Cost of sales includes all direct material and labor used to provide the emailing services. General and administrative costs are charged to operating expenses as incurred.

(n)

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, “Accounting for Income Taxes.” Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

(o)

Stock-Based Compensation

The Company accounts for employee stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No. 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123.

(p)

Earnings Per Share

Basic earnings or loss per share is based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings/loss per share is computed by dividing net income applicable to common stockholders (numerator) by the weighted average number of common shares outstanding (denominator) for the period. All earnings or loss per share amounts in the financial statements are basic earnings or loss per share, as defined by SFAS No. 128, “Earnings Per Share.” Diluted earnings or loss per share does not differ materially from basic earnings per share for all periods presented. Convertible securities that could potentially dilute basic earnings or loss per share in the future, such as options and warrants, are not included in the computation of diluted earnings or loss per share because to do so would be anti-dilutive. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

(q)

Comprehensive Income (Loss)

The Company has adopted the Statement of Financial Accounting Standards No. 130 (SFAS 130), Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  The Company is disclosing this information on its Statement of Stockholders' Equity.  The Company’s comprehensive income (loss) consists of net earnings (loss) and unrealized gain (loss) on available-for-sale securities.

(r)

Business Segment Information

The Company operates in one industry segment, that being providing high volume out-sourced email services.

(s)

Foreign Currency Translation

The Company maintains both U.S. Dollar and Canadian Dollar bank accounts at a financial institution in Canada. Foreign currency transactions are translated into their functional currency, which is U.S Dollar, in the following manner:

At the transaction date, each asset, liability, revenue and expense is translated into the functional currency by the use of the exchange rate in effect at that date.  Transaction gains and losses that arise from exchange rate fluctuations are included in the results of operations as incurred.

(t)

Start-up Expenses

The Company accounts for start-up costs in accordance with Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-up Activities.” SOP 98-5 provides guidance on the financial reporting of start-up and organization costs and requires such costs to be expensed as incurred. For income tax purposes, the Company has elected to treat its organizational costs as deferred expenses and amortize them over a period of sixty months, beginning in the first month the Company is actively in business.

(u)

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and cash equivalents, security deposits, officer loans, accounts payable, and capital lease obligations, the carrying amounts approximate fair value due to their short maturities.

(v)

Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. (See Note 4).

(w)

Reclassification

Certain prior period amounts have been reclassified to conform to the current year presentation. These changes had no effect on previously reported results of operations or total stockholders’ equity.

(x)

New Accounting Pronouncements

In June 2002, the Financial Accounting Standard Board issued Statement of Financial Accounting Standard No. 146 (SFAS 146), Accounting for Costs Associated with Exit or Disposal Activities, which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issued No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity.  SFAS 146 generally requires a liability for a cost associated with an exit or disposal activity to be recognized and measured initially at its fair value in the period in which the liability is incurred.  The pronouncement is effective for exit or disposal activities initiated after December 31, 2002.  The adoption of SFAS 146 does not have an impact on the Company’s financial statements.

In November 2002, the FASB issued Interpretation No. 45 (FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others – An Interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34.” This interpretation clarifies the requirements for a guarantor’s accounting for and disclosures of certain guarantees issued and outstanding. FIN 45 also clarifies the requirements related to the recognition of a liability by a guarantor at the inception of a guarantee. FIN 45 is effective for guarantees entered into or modified after December 31, 2002. The adoption of FIN 45 does not have an impact on the Company’s financial statements.

In January 2003, the FASB released FASB Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities. FIN 46 requires that all primary beneficiaries of variable interest entities consolidate that entity. FIN 46 is effective immediately for variable interest entities created after January 31, 2003 and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities in which an enterprise holds a variable interest it acquired before February 1, 2003. In December 2003, the FASB published a revision to FIN 46 (“FIN 46R”) to clarify some of the provisions of the interpretation and to defer the effective date of implementation for certain entities. Under the guidance of FIN 46R, entities that do not have interests in structures that are commonly referred to as special purpose entities are required to apply the provisions of the interpretation in financial statements for periods ending after March 14, 2004. The Company did not create a variable interest entity after January 31, 2003 and does not have a variable interest entity as of December 31, 2003. The Company expects that the full adoption of FIN 46R in 2004 will not have a material impact on the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities.   SFAS No. 149 addresses certain accounting issues related to hedging activity and derivative instruments embedded in other contracts.  In general, the amendments require contracts with comparable characteristics to be accounted for similarly.  In addition, SFAS No. 149 provides guidance as to when a financing component of a derivative must be given special reporting treatment in the statement of cash flows.  SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 does not have an impact on the Company’s consolidated financial statements.

In May 2003, the Financial Accounting Standards Board (FASB) approved SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.  SFAS No. 150 establishes standards for how to classify and measure financial instruments with characteristics of both liabilities and equity. It requires financial instruments that fall within its scope to be classified as liabilities. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, for pre-existing financial instruments, as of July 1, 2003. The Company does not have any financial instruments that fall under the guidance of SFAS No. 150 and, therefore, the adoption does not have any effect on the Company’s consolidated financial statements.

3.

Equipment

2003
Computer equipment	$519,322
Computer software	70,890
Furniture and fixtures	11,800
602,012
Less: Accumulated depreciation	573,224
$28,788

Depreciation expense charged to operations during 2003 was $125,319 (2002 – $125,320).

4.

Related Party Transactions

(a)

Officer Loans

Officer loans at December 31, 2002 represent a loan in the amount of $40,000 dated September 10, 2001, to the former President of the Company, plus $3,267 of accrued interest, both principle and interest are due at maturity, which is September 10, 2003. The Company settled the loan balance with the severance pay to this individual of $50,000 in a non-cash transaction, with the balance of $6,733 paid on December 30, 2003.

(b)

Marketable Equity Securities

Marketable equity securities at December 31, 2003, represents the fair market value of 600,625 shares of common stock of eDeal.net, Inc., a public Company that trades on the OTC Bulletin Board.  At December 31, 2003, the fair marked value was $192,168 and an unrealized gain of $144,118 was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date, which was $0.32 per share.

On August 7, 2002, the Company agreed to accept 600,625 shares of restricted common stock from eDeal.net in lieu of the cash payment of $48,050 due from eDeal.net for web development and web hosting services rendered by the Company. The number of eDeal.net shares issued to satisfy its debt to the Company was calculated based on the most recent quoted market closing price of eDeal.net’s common stock ($0.08 per share) at the settlement date.  A director and majority stockholder of the Company is also the Director, Secretary and Treasurer of eDeal.net.

(c)

Management and Consulting Fees

During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 was included in accounts payable.

(d)

Revenues

Substantially all (98%) of the Company’s revenues for 2002 were derived from entities (eDeal.net, Inc. and Innotech Corporation) whose director and majority shareholder is also the Company’s majority shareholder and director. During the fourth quarter of 2002, the Company wrote off $459,798 in accounts receivable representing amounts due from Innotech, which no longer has the ability to repay.

The Company did not generate any revenue in 2003.

(e)

Rent Expenses

The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, are owned by a privately held corporation controlled by director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

Between March 2003 and September, 2003, the Company paid a fee $1,000 per month for co-location services to an entity controlled by the Company’s former President and CEO.

5.

Capital Lease Obligation

The Company terminated its vehicle under capital lease in December 2003.

2003
Present value of the minimum lease payments	$-
Less current portion	$-
Non-current portion	$-

Equipment under capital lease with a net book value of $14,904 was fully written off to operations in 2003.

6.

Income Taxes

There is no current or deferred tax expense for any of the periods indicated, due to the Company’s loss position. The benefits of timing differences have not been previously recorded. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a 100% valuation allowance against the deferred tax asset. The income tax effect, utilizing a 35% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2003	2002
Deferred tax assets:
Net operating loss carryforwards	$ 1,141,000	$ 896,630
Start-up expenses	-	18,091
Excess of the tax cost of equipment
over the net book value	-	(21,477)
Net deferred tax asset	1,141,000	893,244
Valuation allowance	(1,141,000)	(893,244)
Net deferred tax assets	$ -	$ -

The net change in the valuation allowance for 2003 was an increase of $244,370 (2002 –  $60,000) which was principally the result of net operating loss carryforwards.

The Company has available net operating loss carryforwards of approximately $3,260,000 for tax purposes to offset future taxable income which expire through the year 2023. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

A reconciliation between the statutory federal income tax rate (35%) and the effective rate of income tax expense for each of the years during the period ended December 31 follows:

	2003	2002
Statutory federal income tax rate	(35.0)%	(35.0)%
Valuation allowance	35.0%	35.0%
Effective income tax rate	0.0%	0.0%

7.

Stock Options

On December 20, 2002, the Company’s Board of Directors agreed grant 1,500,000 Non-Statutory Stock Options out of the 20,000,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan at $0.06 per share being the market price at the time of the grant.  The terms and conditions, such as expiration dates and vesting periods are defined and agreed upon in individual stock option agreements finalized on February 11, 2003.  All of the options are exercisable in three (3) equal installments of thirty-three and one-third percent (33 1/3%), the first installment to be exercisable immediately, with an additional thirty-three and one-third percent (33 1/3%) of the shares becoming exercisable on each of the two (2) successive anniversary dates.  The options expire on February 11, 2013.

Also on February 11, 2003, the Company granted 5,000 stock options to its current President at $0.51 per share, being the market price at the time of the grant, expiring 10 years from the grant date. The options become exercisable in two equal installments of fifty percent (50%), with the first installment becoming exercisable immediately and the balance becoming exercisable in 180 days.

Summary of employee stock option information for the period ended December 31, 2003 are as follows:

	Shares	Weighted Average Exercise Price

Options outstanding at December 31, 2002 and 2001	-	$-
Granted	1,505,000	$0.06
Options outstanding at December 31, 2003	1,505,000	$0.06

Options Outstanding and Exercisable
Range of Exercise Prices	Number Outstanding	Number exercisable	Weighted Average Remaining Contractual Life (yr.)	Weighted Average Exercise Price
$0.01 - $0.50	1,500,000	500,000	9.10	$0.06
$0.50 - $1.00	5,000	5,000	9.10	$0.51
	1,505,000	505,000	9.10	$0.06

Each option entitles the holder to acquire one common stock of the Company.

Had compensation expense for the Company's stock-based compensation plans been determined under SFAS No. 123, based on the fair market value at the grant dates, the Company's pro forma net loss and pro forma net loss per share would have been reflected as follows:

	2003	2002
Net income (loss):
As reported:	$(699,823)	$(262,401)
Stock-based employee compensation
expense as determined under the
fair value based method	$(87,322)	$-
Pro-forma	$(787,145)	$(262,401)

Net income (loss) per share – basic and diluted:
As reported	$(0.04)	$(0.10)
Pro-forma	$(0.05)	$(0.10)

The weighted average fair value of the options granted was estimated at $0.06 by using the Black-Scholes Option Pricing Model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 218%, risk-free interest rates of 3.5%, and expected lives of five years.

8.

Warrants

In connection with the 505 offering dated November 23, 1999, for 120,000 (1,500,000 pre-split) shares at $1.00 per share, the Company also issued 240,000 (3,000,000 pre-split) warrants to purchase common shares at $1.00 per share until November 23, 2004. As at December 31, 2003, 240,000 common stock purchase warrants were still outstanding at $1.00 per share until November 23, 2004.

ITEM 8:

CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our certified public accountants with respect to accounting practices, procedures or financial disclosure.

ITEM 8a: CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

It is the  Chief  Executive  Officer’s  and the Principal Financial  Officer’s responsibility  to ensure that we maintain  disclosure  controls and  procedures designed  to  provide  reasonable  assurance  that  material  information,  both financial and non-financial, and other information required under the securities laws to be disclosed is identified and  communicated  to senior  management on a timely  basis.  Our disclosure   controls and procedures include periodic management meetings to ensure communication of reportable events, receipt of ongoing advice from legal council and outside auditors on new legislation and updating, if required, the Company’s disclosure controls and procedures.

Changes in Internal Controls

During the fourth quarter of fiscal 2003, the management of the Company, including the Chief Executive Officer and the Principal Financial Officer, evaluated the Company’s disclosure controls and procedures. Under rules promulgated by the SEC, disclosure controls and procedures are defined as those "controls or other procedures of an issuer that are designed to ensure that information required to be  disclosed by the issuer in the reports  filed or  submitted by it under the Exchange Act is recorded,  processed,  summarized and reported, within the time periods  specified  in the  Commission’s  rules and  forms."  There have been no significant changes in internal controls, or in factors that could significantly affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Principal Financial Officer, completed their evaluation.

ITEM 9: DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Set forth below is certain information regarding each of the directors and officers of the Company:

STANLEY D. WONG (Age 34). President, Chief Executive Officer and Director. Mr. Wong has had extensive experience in sales and marketing in the financial services sector. After graduating from Simon Fraser University with a Bachelors of Arts degree in 1996, Mr. Wong joined Vancouver City Savings Union as a Financial Services Officer, a position he held until 2001. Vancouver City Savings Union is Canada’s largest credit union, with C$7.5 billion in assets. Since 2001 to present, Mr. Wong has been with the Canadian Imperial Bank of Commerce as a Financial Advisor specializing in wealth management and financial planning.  Mr. Wong joined the Company as a director and its President and Chief Executive Officer on February 10, 2003.

TERRI  DuMOULIN (Age 37). Director, Secretary and Treasurer.  Ms. DuMoulin has had extensive experience in the investment field dealing with early stage companies. Between June 1995 and October 1996, she worked as a licensed investment advisor’s assistant at Canaccord Capital Corp., before taking on the duties of an office manager for a private management firm dealing with junior resource companies during October 1996 through November 1997.  During the period from November 1997 through August 2002, she worked as a licensed investment advisor and trader specializing in institutional and high net worth investor trading at several Canadian investment dealers, most recently with Golden Capital Securities Ltd. Since August 2002 to March 2003, Ms. DuMoulin has served as a director and secretary of Greystoke Venture Capital Inc., a private investment firm. Ms. DuMoulin has served as a Director of the Company since December 20th, 2002.

HARMEL S. RAYAT (Age 42). Director. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through January 2002,  Mr.  Rayat acted as an independent consultant advising  small  corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of Enterprise Technologies, Inc, e.Deal,net, Inc. and HepaLife Technologies, Inc. Mr. Rayat has served as a Director of the Company since March 18, 1996.

On October 23, 2003, Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a part-time employee of the Company, collectively the respondents, consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. Without admitting or denying the findings of the Securities and Exchange Commission related to the public relation and stock advertising activities of EquityAlert.com, Inc. and Innotech Corporation, the respondents agreed to cease and desist from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14. On August 8, 2000, Mr. Harmel S. Rayat and EquityAlert.com, Inc., without admitting or denying the allegations of the Securities and Exchange Commission that EquityAlert.com, Inc did not disclose certain compensation received by it in connection with stock advertisements and promotions, consented to the entry of a permanent injunction enjoining them from violating Section 17(b) of the Securities Act of 1933; in addition, each agreed to pay a civil penalty of $20,000.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2003 the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

ITEM 10:  EXECUTIVE COMPENSATION

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2003, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2003 that exceeded $100,000.

Summary Compensation Table

   Securities

   Underlying

Name and

   Options

All Other

Principal Position               Year        Salary

Bonus        Other

   Granted

Compensation

Harmel S. Rayat (1)

2003

$144,000

$0

$0

1,000,000

$0

Chairman, Director

2002

$187,333

$0

$0

0

$0

2001

$144,000

$0

$0

0

$0

Stanley D. Wong

2003

$0

$0

$3,600

5,000

CEO, President,

2002

$0

$0

$0

0

$0

Director

2001

$0

$0

$0

0

$0

Terri DuMoulin,

2003

$0

$0

$3,100

15,000

$0

Secretary, Treasurer,

2002

$0

$0

$0

0

$0

Director

2001

$0

$0

$0

0

$0

Kesar S. Dhaliwal (2)

2003

$104,805

$0

$50,000(3)

170,000

$0

Former CEO, President,

2002

$127,520

$0

$0

0

$0

Director

2001

$127,520

$0

$0

0

$0

(1) During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 (2002 - $0) was included in accounts payable.

(2)  Resigned as CEO, President and Director on February 10, 2003.

(3)  The Company’s Board of Directors agreed to severance pay in the amount of $50,000.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2003 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

   Expiration

Name

Options

in 2002

   Price ($/sh)

   Date

Stanley Wong

5,000

0.33

$0.51

February 11, 2013

Harmel Rayat

1,000,000

66.4

$0.06

February 11, 2013

Terri DuMoulin

15,000

1.00

$0.06

February 11, 2013

Kesar Dhaliwal*

170,000

11.3

$0.06

February 11, 2013

* Resigned as CEO, President and Director on February 10, 2003

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised

Value of Unexercised In-the-money

Options on December 31, 2003

Options on December 31, 2003

Name

    Exercisable

    Unexercisable

Exercisable        Unexercisable

Stanley Wong

5,000

0

$1,700

$0

Harmel Rayat

333,333

666,667

$113,333

$226,667

Terri DuMoulin

5,000

10,000

$1,700

$3,400

Changes in Control

There are no understandings or agreements, aside from the transaction completed and described under “Certain Relationships and Related Transactions,” known by management at this time which would result in a change in control of the Company.  If such transactions are consummated, of which there can be no assurance, the Company may issue a significant number of shares of capital stock which could result in a change in control and/or a change in the Company’s current management.

ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 24, 2004, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

 14,782,948

91.7%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

 1,000,000

6.2%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Stanley Wong (3)

 5,000

0.03%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Terri DuMoulin (4)

 15,000

0.09%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

 15,802,948

98.02%

as a group (3 persons)

(1) Includes 9,648 shares held by Tajinder Chohan, Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 1,000,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

(3) Includes 5,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

(4) Includes 15,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officer Loans:  Officer loans at December 31, 2002 represent a loan in the amount of $40,000 dated September 10, 2001, to the former President of the Company, plus $3,267 of accrued interest, both principle and interest are due at maturity, which is September 10, 2003. The Company settled the loan balance with the severance pay to this individual of $50,000 in a non-cash transaction, with the balance of $6,733 paid on December 30, 2003.

Marketable Equity Securities:  Marketable equity securities at December 31, 2003, represents the fair market value of 600,625 shares of common stock of eDeal.net, Inc., a public Company that trades on the OTC Bulletin Board.  At December 31, 2003, the fair marked value was $192,168 and an unrealized gain of $144,118 was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date, which was $0.32 per share.

On August 7, 2002, the Company agreed to accept 600,625 shares of restricted common stock from eDeal.net in lieu of the cash payment of $48,050 due from eDeal.net for web development and web hosting services rendered by the Company. The number of eDeal.net shares issued to satisfy its debt to the Company was calculated based on the most recent quoted market closing price of eDeal.net’s common stock ($0.08 per share) at the settlement date.  A director and majority stockholder of the Company is also the Director, Secretary and Treasurer of eDeal.net.

Management and Consulting Fees:  During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  On December 13, 2002, the Company settled $282,666 owing this individual by issuing 14,133,300 shares of the Company at $0.02 per share, being the fair market value of the common stock on the date of issuance.  At December 31, 2003, $23,812 was included in accounts payable.

Revenues:  Substantially all (98%) of the Company’s revenues for 2002 were derived from entities (eDeal.net, Inc. and Innotech Corporation) whose director and majority shareholder is also the Company’s majority shareholder and director. During the fourth quarter of 2002, the Company wrote off $459,798 in accounts receivable representing amounts due from Innotech, which no longer has the ability to repay.

The Company did not generate any revenue in 2003.

Property:  The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, are owned by a privately held corporation controlled by director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

Co-Location Services: Between March 2003 and September, 2003, the Company paid a fee $1,000 per month for co-location services to an entity controlled by the Company’s former President and CEO.

ITEM 13:  EXHIBITS AND REPORTS ON FORM 8-K

(a)  The following exhibits are filed as part of this Annual Report:

10.1*

S-8 Filing on October 3, 2003

31.1

Certification of the Chief Executive Officer pursuant to Rule 13a-14(a)

31.2

Certification of the Chief Financial Officer pursuant to Rule 13a-14(a)

32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

* Previously filed

(b)  During the Company’s fourth fiscal quarter, there were no reports filed on Form 8-K

ITEM 14: PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Clancy and Co., P.L.L.C, served as the Company's independent public accountants from inception to September 30, 2003, until their dismissal in January 2004.  The firm of Moore Stephens Ellis Foster Ltd. currently serves as the Company's independent accountants.  The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit Fees:  The aggregate  fees,  including  expenses,  billed by the Company's principal accountant in connection with the audit of our consolidated  financial statements  for the most recent  fiscal year and for the review of our financial information  included in our Annual  Report on Form  10-KSB and our  quarterly reports on Form  10-QSB  during the fiscal  years  ending  December  31, 2003 and December 31, 2002 were $8,817 and $13,060.

Tax  fees:  The aggregate fees billed to the Company for tax compliance, tax advice and tax  planning by the Company’s principal accountant for fiscal 2003 and 2002 were $0 and $1,000.00 respectively.

All Other Fees: The aggregate  fees,  including  expenses,  billed for all other services  rendered to the Company by its principal  accountant  during year 2003 and 2002 were $1,600.00, in connection with the review of our Form S-8 registration and amended related filings in 2003 and $0 respectively.

The Company does not currently have an audit committee.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 8th day of April, 2004.

Entheos Technologies, Inc.

/s/ Stanley Wong

Stanley Wong

Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature

Title

Date

/s/ Stanley Wong

Director , President,

April 8, 2004

Stanley Wong

Chief Executive Officer

/s/ Harmel S. Rayat

Director

April 8, 2004

Harmel S. Rayat

/s/ Terri DuMoulin

Director, Secretary/Treasurer,

April 8, 2004

Terri DuMoulin

Principal Financial Officer

Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Stanley Wong, certify that:

(1)	I have reviewed this annual report on Form 10-KSB of Entheos Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 8, 2004	By:	/s/ Stanley Wong
Stanley Wong President and Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Terri DuMoulin certify that:

(1)	I have reviewed this annual report on Form 10-KSB of Entheos Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 8, 2004	By:	/s/ Terri DuMoulin
Terri DuMoulin Principal Financial Officer

Exhibit 32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Entheos Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley Wong, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

ENTHEOS TECHNOLOGIES, INC.

Date: April 8, 2004	By:	/s/ Stanley Wong
Stanley Wong President and Chief Executive Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Entheos Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terri DuMoulin, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

ENTHEOS TECHNOLOGIES, INC.

Date: April 8, 2004	By:	/s/ Terri DuMoulin
Terri DuMoulin Principal Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.